AVANEX



The Dawning of a New Age

Legal Disclaimer

This presentation contains forward-looking statements, including forward-looking statements regarding cost reduction measures, new product and technology initiatives, new project designs, our competitive position, prevailing market conditions, future industry trends and our ability to successfully introduce new products. Actual results could differ materially from those projected in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include general economic conditions, the pace of spending and timing of economic recovery in the telecommunications industry, and in particular, the optical networks industry, the Company's inability to sufficiently anticipate market needs and develop products and product enhancements that achieve market acceptance, any slowdown or deferral of new orders for our products, higher than anticipated expenses the Company may incur in future quarters or the inability to identify expenses which can be eliminated, and the impact of the Company's restructuring on its ability to achieve increased efficiencies in its operations. In addition, please refer to the risk factors contained in the Company's SEC filings including the Company's Quarterly Report on Form 10-Q filed with the SEC on February 7, 2003.

Avanex is a leading supplier of intelligent photonic solutions for OEMs and Carriers

- Founded in 1997
- IPO in Feb. 2000
- LTM Revenues: $29MM
- 275 employees, including 60 in R&D&E
- Headquartered in Fremont, CA
- Over 160 patents filed, issued or pending
- Over $150MM in cash and securities

First Came The Heyday

How We Approached It

- Avanex emerged from its startup position as a unique company with:
  - A compelling vision to power the Internet with leading-edge Photonic Processors
  - Innovative technologies for wavelength transmission and management
  - Advanced products providing integrated optical functionality
  - A unique push/pull marketing strategy focused on both carriers and OEMs

During The Heyday

What We Did Well and Did Differently

- Became a key supplier to leading carriers and OEMs, domestically and internationally
- Rapidly transitioned from a startup to a solid enterprise
- Focused on profitability, achieving it two quarters before expectations (pro-forma)
- Approached acquisitions conservatively
- Managed for a strong balance sheet

Then Came the Dark Age

The Dark Age: Consequences

- Large competitors ran out of ideas
  - and are opting out
- Emerging competitors ran out of cash
  - and are dropping out
- Most OEMs reduced their role in optical design
  - and are sourcing out
- Many carriers are retooling their networks
  - and are looking out

The Dark Age: A New Landscape

Calendar Year 2000	Calendar Year 2003
ADC Telecom	ADC Telecom
Agere OE	Agere OE
Alcatel Optronics	Alcatel Optronics
Avanex	Avanex
Bookham	Bookham
Corning	Corning
Fujitsu OC	Fujitsu OC
Hitachi	Hitachi
JDS Uniphase	JDS Uniphase
Lightwave Micro.	Lightwave Micro.
Marconi OC	Marconi OC
NEC	NEC
New Focus	New Focus
Nortel HPOCS	Nortel HPOCS
Oplink	Oplink

The Dawning of a New Age

New Market Conditions

- Capacity
  - Aggressive competition among existing service providers
  - Proliferation of new services for homes and business enterprises (broadband internet, video on demand, voice over IP, storage, etc.)
- Investment
  - Improving financial health of service providers
  - Regulatory relief for service providers

The Dawning of a New Age

New Carrier Drivers

- From Long-Haul to Metro
- From high to lower channel count (8-40)
- From transmission to flexibility focus (rings)
- From O-E-O regeneration to all optical networking
- From extensive amplification to little amplification
- From expensive first deployment to "pay as you grow"

The Dawning of a New Age

New OEM Drivers

- System OEMs migrating core competencies to software and network management
  - Scaling back on optical design, integration and discrete component sourcing
  - Demand on suppliers moving from modules (varying levels of optical integration) to turn-key custom integrated subsystem solutions

The New Age

Evolving Business Model


Service Providers
OEMs
Components
Year 2000
Service Providers
OEMs
Integrated Subsystems & Modules
FABS
Subcomponents
The Future

Source: CIBC and Avanex

The New Age

Avanex's New Approach

Vision

From providing advanced discrete optical products → To owning the optical layer

Technology

From modular optics integration → To subsystem-level integration of optics, electronics, software & firmware

Marketing strategy

From push/pull with carriers and OEMs → To push/pull with carriers and OEMs

Products

From Photonic Processors → To Intelligent Photonic Solutions

Avanex Solutions and Product Strategy

Subsystems



Integrate active and passive optics, electronics, software, and network interfaces in a line card or rack-mount solution

Modules



Integrate optics in a plug & play module

Components



Integration Capabilities



Module



Integrated



Line-Card



Rackmount

The Avanex Advantage

Leading Solutions

- **Capacity**
  - *PowerFilter*™ – low cost, high performance DWDM
  - *PowerMux*™ – high performance; fully upgradeable DWDM
- **Distance**
  - *PowerExpress*™ – low loss, bi-directional amplifier with dispersion management
  - *PowerEqualizer*™ – Dynamic gain equalization







The Avanex Advantage

Leading Solutions

- **Connectivity**
  - *PowerExchanger*™ – high channel count, upgradeable optical add/drop multiplexer
  - *PowerRouter*™ – High performance dynamic wavelength routing
  - *PowerBlocker*™ – Signal blocking
- **Speed**
  - *PowerShaper* ™ – Fixed and tunable chromatic dispersion compensation modules







The Avanex Advantage

Owning the Optical Layer


PowerFilter
PowerExpress
PowerExchanger
PowerFilter
PowerMux
PowerEqualizer
PowerMux
PowerExchanger
PowerBlocker
TX
TX
TX
TX
RX
RX
RX
RX
RX
TX
PowerExpress
PowerShaper
PowerWatcher
TX
TX
TX
TX
RX
TX
RX
RX
RX
RX
Capacity
Distance
Connectivity
Speed
PowerFilter
PowerFilter

The New Age: Avanex's New Vision

- **Providing:**
  - Intelligent Photonic Solutions with:
    - standardized components
    - modular platforms
    - flexible architectures
    - customized applications

- **Through:**
  - Original Design, Integration and Prototyping of Optics, Electronics, Firmware, Interfaces

- **To address:**
  - Network requirements for:

    - Greater Capacity
    - Longer Distance
    - Improved Connectivity
    - Higher Speed

The Avanex Advantage

Exclusive Network Design Knowledge

- Design and validation capabilities for joint product development
- Simulated 3000km optical network
  - Customer system optimization
  - Demonstrates benefits from deployment of AVANEX technology
- Next generation telecom network research



The Avanex Advantage

Diversified Base of Leading Customers

Cisco Systems

Alcatel

Lucent Technologies
Bell Labs Innovations

Fujitsu

Marconi

Nortel Networks

CIENA
Simply Smarter Light

Cogent

WorldCom

Sorrento Networks
Optical networks made simple

The Avanex Advantage

Strong Financial Position

- More than $150 million in cash and investments

- Focus on low cost structure, to improve financial performance, through
  - Contract manufacturing
  - Facilities consolidations
  - Headcount reductions

The Opportunity

- Optical networking remains the ultimate solution
- Service providers are looking to invest in equipment that can improve revenues or lower costs
- Metro networking is becoming increasingly important for service providers
- OEMs are looking to outsource their optical design and development
- Integrated solutions are demanded by OEMs
- The competitive landscape is narrowing

✓ There is a clear opportunity for market leadership and Avanex intends to achieve it

Avanex's Competitive Advantage

- Extensive network design knowledge
- Superior expertise in integration of optical technologies into subsystem solutions
- Next generation products to address present and future market opportunities
- Proven track record in providing turn-key optical layer subsystems to industry leading customers
- Strong financial position
- Focused and experienced management team to execute new vision

Avanex Led Yesterday's Optical Revolution

- Our technologies provided carriers and OEMs worldwide with unprecedented performance and capabilities
- We rapidly became leaders in the optical modules market with our Photonic Processors
- We built broad market penetration, solid financial position, and proven execution track record

Avanex Is Leading Today's Optical Renaissance

- We were first in moving up the food chain, from integrated optics to intelligent photonic solutions
- We are consistently winning new design-ins with leading systems OEMs
- Carriers and OEMs recognize and reward Avanex's unique application knowledge and execution capabilities

Avanex Will Own Tomorrow's Optical Layer

- Our Intelligent Photonic Solutions are pervading OEMs' photonic systems more than anybody else
- Our design and production strategy offers highly customized products with superior performance and competitive prices
- Our financial position and execution ability stands above the competition

Avanex: A Good Value

	Mkt Cap to Cash Ratio	Mkt Cap to Net Cash Ratio	Mkt Cap to Rev Ratio
AVNX	**0.4**	**0.6**	**1.9**
JDSU	2.8	4.7	4.8
OPLK	0.7	0.8	5.5
BKHM	1.7	4.2	5.0

Market Cap as of Feb 20, 2003
Net Cash based on cash and investments reduced by liabilities at December 2002
Revenue based on last twelve months revenue figures as of December 2002

Why Avanex?

We are the best opportunity in

the optical industry to grow

shareholder value



ENABLING THE OPTICAL LAYER